EXHIBIT 4.3

Rights Certificate No.:  _______________            Number of Rights:  _________

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED JUNE __, 2005 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY.

                           ADVANCED BIOPHOTONICS INC.

              Incorporated under the laws of the State of Delaware

                                                               CUSIP NO.: 00752G

                         SUBSCRIPTION RIGHTS CERTIFICATE
              Evidencing Subscription Rights to Purchase Shares of
  Series B Convertible Preferred Stock and Warrants to Purchase Common Stock of
                           Advanced BioPhotonics Inc.

                       Subscription Price: $.50 per share

  The Subscription Rights Will Expire If Not Exercised On or Before 5:00 P.M.,
                    Eastern Daylight Time, on July ___, 2005.

REGISTERED OWNER:  _______________

      THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of subscription rights ("Rights") set forth above. Each whole Right entitles the holder thereof, or its assigns, to subscribe for and purchase, at the subscription price per share of $.50 (the "Subscription Price"), one share of Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock") of Advanced BioPhotonics Inc., a Delaware corporation (the "Company"), and five-year warrants to purchase that number of shares of the Company's common stock, par value $.001 per share, equal to 50% of the number of shares of Series B Preferred Stock acquired by the registered owner (the "Basic Subscription Right"), pursuant to a rights offering (the "Rights Offering"), on the terms and subject to the conditions set forth in the Prospectus and the "Instructions for Use of Subscription Rights Certificates" accompanying this Subscription Rights Certificate.

      If any shares of Series B Preferred Stock available for purchase in the Rights Offering are not purchased by other holders of Rights pursuant to the exercise of their Basic Subscription Right (the "Excess Shares"), any Rights holder that exercises its Basic Subscription Rights in full and any stockholder of the Company who purchased shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share, and common stock purchase warrants from the Company in December 2004 may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the "Over-Subscription Right"). The Rights represented by this Subscription Rights Certificate may be exercised by completing "Form 1 -- Exercise of Subscription Rights" set forth on the attached "Instructions for Use of Subscription Rights Certificate" and any other appropriate forms set forth thereon and by returning the full payment of the Subscription Price for each Right subscribed for in accordance with the "Instructions for Use of Subscription Rights Certificate" accompanying this Subscription Rights Certificate. The Rights evidenced by this Subscription Rights Certificate may also be transferred or sold by completing the appropriate forms set forth on the attached "Instructions for Use of Subscription Rights Certificates" accompanying this Subscription Rights Certificate.

      The Rights evidenced by this Subscription Rights Certificate are transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Subscription Rights Certificate properly endorsed.

      This Subscription Rights Certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

      IN WITNESS WHEREOF, the Company has caused this Subscription Rights Certificate to be duly executed under its corporate seal.

Dated:  _______________, 2005

                                        ADVANCED BIOPHOTONICS INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


COUNTERSIGNED AND REGISTERED BY:

CORPORATE STOCK
TRANSFER, INC. (Denver, CO)
Transfer Agent And Registrar

By:
    ------------------------------------
    Name:
    Title:

             INSTRUCTIONS FOR USE OF SUBSCRIPTION RIGHTS CERTIFICATE

        DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE AND PAYMENT

                              For delivery by mail:

                         Corporate Stock Transfer, Inc.
                    3200 Cherry Creek South Drive, Suite 240
                                Denver, CO 80209
                       Attention: Carylyn Bell, President

                     By hand delivery or overnight courier:

                         Corporate Stock Transfer, Inc.
                    3200 Cherry Creek South Drive, Suite 240
                                Denver, CO 80209
                       Attention: Carylyn Bell, President
                               Tel: (303) 282-4800

                   Delivery other than in the manner or to the
                         addresses listed above will not
                           constitute valid delivery.

                PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1 -- EXERCISE OF SUBSCRIPTION RIGHTS

      To subscribe for shares pursuant to your Basic Subscription Right, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for shares pursuant to your Over-subscription Right, please also complete line (b) and sign under Form 4 below.

(a)   I apply for _______ Shares  x     $.50     = $_____________
             (No. of new Shares)                       (subscription price)

      If you have exercised your Basic Subscription Right in full or if you purchased shares of series A convertible preferred stock and warrants to purchase common stock in Advanced BioPhotonics' December 2004 private placement and wish to subscribe for shares pursuant to your Over-Subscription Right:

(b)   I apply for _______ Shares  x     $.50     = $_____________
             (No. of new Shares)                       (subscription price)

(c)   Total Amount of Payment Enclosed = $

METHOD OF PAYMENT (CHECK ONE):

[_] Check or bank draft drawn on a U.S. bank, or postal, telegraphic or express money order payable to "Corporate Stock Transfer, Inc., as Subscription Agent for Advanced BioPhotonics Inc." Funds paid by an uncertified check may take at least five business days to clear.

[_] Wire transfer of immediately available funds directly to the account maintained by Corporate Stock Transfer, Inc. as Subscription Agent for Advanced BioPhotonics Inc., for purposes of accepting subscriptions in this Rights Offering, _______ at ABA #___________, Corporate Stock Transfer, Inc. Escrow Account No. ___________.

FORM 2 -- SALE OR TRANSFER TO DESIGNATED TRANSFEREE OR THROUGH BANK OR BROKER

      To sell or transfer your subscription rights to another person, complete this Form and have your signature guaranteed under Form 5. To sell your subscription rights through your bank or broker, sign below under this Form 2 and have your signature guaranteed under Form 5, but leave the rest of this Form 2 blank.

      For value received, _________ of the subscription rights represented by my Subscription Rights Certificate, designated as Rights Certificate No. ______, are hereby assigned to:

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                          (Print Full Name of Assignee)

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                              (Print Full Address)

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                         (Tax ID or Social Security No.)

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                            Signature(s) of Assignor

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the face of the Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FOR INSTRUCTIONS ON THE USE OF THE SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT CORPORATE STOCK TRANSFER, INC. THE SUBSCRIPTION AGENT. STOCKHOLDERS, BANKS AND BROKERAGE FIRMS MAY CALL (303) 282-4800.

FORM 3-- DELIVERY TO DIFFERENT ADDRESS

      If you wish for the Series B Preferred Stock and warrants underlying your subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5.

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FORM 4 -- SIGNATURE

      I acknowledge that I have received the Prospectus for the Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus.

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                                  Signature(s)

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the face of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 5 -- SIGNATURE GUARANTEE

      This form must be completed if you have completed any portion of Forms 2 or 3.

Signature Guaranteed:

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                             (Name of Bank or Firm)

By:
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                             (Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule l7 Ad-15.

                          NOTICE OF GUARANTEED DELIVERY

                       With Respect to Rights to Purchase
  Series B Convertible Preferred Stock and Warrants to Purchase Common Stock of
                           Advanced BioPhotonics Inc.
                             Expiring on July , 2005
                        5:00 p.m., Eastern Daylight Time.

      This form, or one substantially equivalent hereto, must be used by any holder of Rights who wishes to subscribe for shares of Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), and five-year warrants to purchase shares of common stock of Advanced BioPhotonics Inc. (the "Company") and (i) whose certificates evidencing the Rights (the "Subscription Rights Certificates") are not immediately available of (ii) who cannot deliver his Subscription Certificates on or before 5:00 p.m. Eastern Daylight Time on July , 2005 (the "Expiration Date"). This form, together with payment in full for shares of Series B Preferred Stock and warrants subscribed for, must be delivered to the Subscription Agent by mail or hand delivery and must be so delivered by the Expiration Date. Unless otherwise defined herein, all capitalized terms used herein have the same meaning as set forth in the Company's Prospectus dated July , 2005 (the "Prospectus"). The name, address, telephone number and facsimile number of the Subscription Agent are as follows:

                         Corporate Stock Transfer, Inc.
                            Telephone: (303) 282-4800
                            Facsimile: (303) 282-5800

                     If By Hand, Mail or Overnight Courier:
                         Corporate Stock Transfer, Inc.
                          3200 Cherry Creek South Drive
                                    Suite 240
                             Denver, Colorado 80209
                       Attention: Carylyn Bell, President

      The undersigned hereby represents that he or she is the holder of Subscription Rights Certificates representing ________ Rights and that such Subscription Rights Certificates cannot be delivered to the Subscription Agent on or prior to the Expiration Date. The undersigned hereby elects to exercise _______ of the Rights represented by the Subscription Rights Certificates to purchase ________ shares of Series B Preferred Stock and warrants to purchase that number of shares of common stock equal to 50% of the number of shares of Series B Preferred Stock subscribed for by the undersigned. The undersigned hereby tenders $_________ ($.50 per share of Series B Preferred Stock subscribed for) in full payment for the shares of Series B Preferred Stock and warrants subscribed for. The undersigned hereby agrees to tender his Subscription Rights Certificates evidencing the Rights exercised hereby within three business days following the date hereof, and that the failure to so deliver such certificates may, in the Company's sole discretion, render the exercise of the Rights hereunder void and of no force or effect.

                                       -----------------------------------------
                                       Signature(s)

                                       -----------------------------------------
                                       Name(s) (please print)

                                       -----------------------------------------
                                       Address

                                       -----------------------------------------
                                       Area Code and Telephone Number

                                       Date: ________________, 2005

                                    GUARANTEE
                   (Not to be used for a signature guarantee)

      The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office in the United States, guarantees that the above named person(s) own(s) the Rights exercised hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, as amended, and (b) that such firm shall deliver to the Subscription Agent the Subscription Rights Certificates representing the Rights described above by 5:00 p.m. Eastern Daylight Time on the third business day following the Expiration Date.


                                     -------------------------------------------
                                     Name of Firm

                                     -------------------------------------------
                                     Authorized Signature

                                     -------------------------------------------
                                     Name of Authorized Signatory (please print)

                                     -------------------------------------------
                                     Address of Firm

                                     -------------------------------------------
                                     Area Code and Telephone Number of Firm

                                     Date: ________________, 2005

                                  INSTRUCTIONS

      1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery together with payment in full, in United States Dollars, for the shares of Series B Preferred Stock and warrants to purchase common stock subscribed for must be received by the Subscription Agent at its address set forth on the cover page prior to 5:00 p.m., Eastern Daylight Time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery to the Subscription Agent is at the election and risk of the holder of Rights but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Subscription Agent. If such delivery is by mail, it is recommended that the holder of Rights used insured, registered mail with return receipt requested. For a description of the guaranteed delivery procedure, see "The Subscription Rights Offering--Guaranteed Delivery Procedures" in the Prospectus, available from the Subscription Agent.

      2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the holder of the Subscription Certificate(s) referred to herein, the signature must correspond with the name(s) of the registered holder(s) of the Subscription Certificate(s) without alteration or any change whatsoever.

      If this Notice of Guaranteed Delivery is signed by a person other than the holder or holders of the Subscription Certificate(s) listed, this Notice of Guaranteed Delivery must be accompanied by an appropriate power signed in the name(s) of the registered holder(s) of the Subscription Certificate(s) without alteration or any change whatsoever.

      If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person action in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Subscription Agent, evidence satisfactory to the Subscription Agent of his or her authority so to act must be submitted with this Notice of Guaranteed Delivery.